SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Great Southern Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                          GREAT SOUTHERN BANCORP, INC.
                               1451 E. Battlefield
                           Springfield, Missouri 65804
                                 (417) 887-4400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held on May 2, 2001

      You are hereby notified and cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Great Southern Bancorp, Inc. ("Bancorp"), to be held at Missouri Southern State College, Mills Anderson Justice Center Auditorium, 3950 E. Newman Road, Joplin, Missouri, on May 2, 2001, at 10:00 a.m., local time.

      A Proxy Statement and Proxy Card for the Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1.    The election of one director for a term of three years;

      2. The ratification of the selection of Baird, Kurtz and Dobson as independent auditors of Bancorp for the year ending December 31, 2001; and

      3. Such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

      Pursuant to the Bylaws of Bancorp, the Board of Directors has fixed March 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only record holders of the common stock of Bancorp as of the close of business on that date will be entitled to vote at the Annual Meeting, or any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection at Bancorp's executive office, located at 1451 E. Battlefield, Springfield, Missouri 65804, during the ten days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting.

      The Board of Directors of Bancorp unanimously recommends that you vote FOR the election of the nominee named in the accompanying Proxy Statement and FOR the ratification of the selection of Baird, Kurtz and Dobson as independent auditors for Bancorp for the year ending December 31, 2001. Stockholders are urged to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to complete, sign, date and return the enclosed Proxy in the postage prepaid envelope provided. You may revoke your Proxy as indicated in the accompanying Proxy Statement at any time before it is voted.

                                    By Order of the Board of Directors,

                                    /s/ William V. Turner

                                    William V. Turner
                                    Chairman of the Board

Springfield, Missouri
April 2, 2001

      IMPORTANT: Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed return envelope in order to assure representation of your shares. Prompt return of the Proxy will assure a quorum and save Bancorp unnecessary expense.

                          GREAT SOUTHERN BANCORP, INC.
                               1451 E. Battlefield
                           Springfield, Missouri 65804
                                 (417) 887-4400

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 2, 2001

Solicitation of Proxies

      This Proxy Statement is being furnished to stockholders of Great Southern Bancorp, Inc. ("Bancorp") in connection with the solicitation by the Board of Directors of Bancorp of proxies to vote Bancorp's common stock, $.01 par value per share ("Common Stock"), at the Annual Meeting of Stockholders of Bancorp for the fiscal year ended December 31, 2000 (the "Annual Meeting") to be held at Missouri Southern State College, Mills Anderson Justice Center Auditorium, 3950
E. Newman Road, Joplin, Missouri at 10:00 a.m., local time, and at any and all adjournments or postponements thereof. The Notice of the Annual Meeting, a Proxy Card and Bancorp's Annual Report to Stockholders for the fiscal year ended December 31, 2000 (the "Annual Report") accompany this Proxy Statement.

      Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it signed and dated in the enclosed postage paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the Proxy Card. Proxies received pursuant to this solicitation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the adoption of the specific proposals presented in this Proxy Statement.

      A proxy may be revoked by a stockholder at any time prior to its exercise by filing written notice of revocation with the Secretary of Bancorp at the above address, by delivering to Bancorp, at any time before the Annual Meeting, a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself have the effect of revoking a properly executed proxy.

      The cost of solicitation of proxies and of the Annual Meeting will be borne by Bancorp. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of Bancorp not specifically engaged or compensated for that purpose. Bancorp will also, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies.

      The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent to stockholders of Bancorp is April 2, 2001.

Voting

      The close of business on March 16, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any and all adjournments or postponements thereof. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting. The total number of shares of Common Stock outstanding on the Record Date was 6,895,927 which are the only securities of Bancorp entitled to vote at the Annual Meeting.

      General Voting Rules. Each stockholder of the Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters including the election of directors, except that any stockholder that beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") is not entitled to vote shares in excess of the Limit.

      In order for any of the proposals considered at the Annual Meeting to be approved by Bancorp's stockholders, a quorum must be present. The holders of a majority of the shares of the Common Stock entitled to vote, present in person or represented by proxy at the meeting, constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum. However, shares in excess of the Limit are not considered present for purposes of determining a quorum. The director shall be elected by a plurality of the votes cast. In all matters other than the election of the director, the affirmative vote of the majority of the shares voted shall be the act of the stockholders.

      With regard to the election of the director, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect. In determining the percentage of shares that have been affirmatively voted for the other proposal, the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of the director, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Thus, abstaining will have the effect of a vote against a proposal.

      All shares of Common Stock represented at the Annual Meeting by proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, such shares will be voted FOR the election as director of the person nominated by the Board of Directors, FOR the ratification of the Board of Directors' selection of independent auditors for the year ending December 31, 2001, and in accordance with the discretion of the persons appointed proxy for such shares upon such other matters as may properly come before the Annual Meeting.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The number of directors constituting Bancorp's Board of Directors is five. William K. Powell has retired from the Board of Directors as of December 31, 2000. We want to express our appreciation to Mr. Powell for his valuable contributions during his service on the Board of Directors.

      The By-laws classify the Bancorp Board into three classes and stagger the terms of each class to expire in different years. The term of office of one class of directors expires each year in rotation so that the class is up for election at each annual meeting of stockholders for a full three-year term. The term of one of the present directors is expiring at this Annual Meeting.

      The director elected at the Annual Meeting will hold office for a three-year term expiring in 2004 or until his successor is elected and qualified. Bancorp expects that the other directors will continue in office for the remainder of their terms. The nominee for director has indicated that he is willing and able to serve as director if elected and has consented to being named as nominee in this Proxy Statement. If the nominee should for any reason become unavailable for election, it is intended that the proxies will be voted for such substitute nominee as shall be designated by the present Board of Directors, unless the proxies direct otherwise.

Nominee to Serve a Three-Year Term Expiring at the 2004 Annual Meeting

      William V. Turner, age 68, has served as the Chairman of the Board of Great Southern Bank ("Great Southern") since 1974, Chief Executive Officer of Great Southern from 1974 to 2000, and President of Great Southern from 1974 to 1997. Mr. W. Turner has served in similar capacities with Bancorp since incorporation in 1989. Mr. W. Turner has also served as Chairman of the Board and President of Great Southern Financial Corporation (a subsidiary of Great Southern) since incorporation in 1974, Chairman of the Board and President of Appraisal Services, Inc. (a subsidiary of Great Southern) since incorporation in 1976 and Chairman of the Board of Great Southern Capital Management, Inc. (a subsidiary of Great Southern) since its formation in 1988. Mr. W. Turner is the father of Joseph W. Turner, who is a Director and the Chief Executive Officer and President of Bancorp and Great Southern.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Continuing Directors

      In addition to the nominee proposed to serve on the Bancorp Board of Directors, the following individuals are also members of the Bancorp Board, for a term ending on the date of the annual meeting of stockholders in the year indicated. The principal occupation and business experience for the last five years and certain other information with respect to each continuing director of Bancorp is set forth below. The information concerning the continuing directors has been furnished by them to Bancorp.

Directors Serving a Three-Year Term Expiring at the 2002 Annual Meeting

      William E. Barclay, age 71, was first elected a Director of Great Southern in 1975 and of Bancorp in 1989. Mr. Barclay is the founder and has served as President and/or Chairman of Auto-Magic Full Service Car Washes in Springfield, Missouri since 1962. Mr. Barclay also founded Barclay Love Oil Company in Springfield, Missouri in 1964 and founded a chain of Ye Ole Buggy Bath Self-Service Car Washes in Springfield, Missouri in 1978 and opened a Jiffy Lube franchise in Springfield, Missouri in 1987. None of these entities are affiliated with Bancorp.

      Larry D. Frazier, age 63, was first elected a Director of Great Southern and of Bancorp in May 1992. Mr. Frazier was elected a Director of Great Southern Financial Corporation (a subsidiary of Great Southern) in 1976, where he served until his election as Director of Great Southern and Bancorp. Mr. Frazier is retired from White River Valley Electric Cooperative in Branson, Missouri, where he served as President and Chief Executive Officer from 1975 to 1998. This entity is not affiliated with Bancorp.

Directors Serving a Three-Year Term Expiring at the 2003 Annual Meeting

      Thomas J. Carlson, age 48, was first appointed a Director of Bancorp in January 2001, to fill the unexpired term of William K. Powell. He is the co-owner of Carlson Gardner, Inc., a development company that has been in business since 1993. Mr. Carlson is also a shareholder of Woodco, Inc., a real estate construction company. He co-owns and is a member of Missouri Equity Partners, L.L.C. and Mid America Property Management, L.L.C. He is the President and Chief Executive Officer of Pointe Royale Development, Inc. and Resorts Management, Inc., both real estate development companies. Mr. Carlson serves on the Board of Directors of ITEC Attractions, Inc., which owns the IMAX Theater in Branson, Missouri. He also serves on the Board of Ozarks Counseling Center and The Kitchen, both not-for-profit organizations in Springfield, Missouri. Mr. Carlson, an attorney, is active in local political and civic affairs. He was a member of the Springfield City Council from 1983 to 1985, serving as Mayor Pro Tem from 1985 to 1987. He was Mayor of the City of Springfield from 1987 to 1993. Thereafter, he served on the Springfield-Branson Regional Airport Board. In 1997, he was again re-elected to the Springfield City Council. None of these entities are affiliated with Bancorp.

      Joseph W. Turner, age 36, joined Great Southern in 1991 and became an officer of Bancorp in 1995. Mr. J. Turner became a Director in 1997 and currently serves as President and Chief Executive Officer of Bancorp and Great Southern. Prior to joining Great Southern, Mr. J. Turner was an attorney with the Kansas City, Missouri law firm of Stinson, Mag and Fizzell. Mr. J. Turner is the son of William V. Turner.

                      DIRECTORS' MEETINGS AND COMMITTEES OF
                             THE BOARD OF DIRECTORS

Meetings of the Board and Committees of the Board

      The Board of Directors of Bancorp meets monthly and may have additional special meetings upon the request of one third of the directors then in office (rounded up to the nearest whole number) or upon the request of the President. The Board of Directors of Bancorp is authorized to appoint various committees and has formed the Audit Committee, the Compensation Committee and the Stock Option Committee. The Board of Directors has not formed a nominating or any other committees. The Board of Directors of Bancorp held 12 meetings during fiscal 2000. During fiscal 2000, each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which such director served.

      Bancorp has an Audit Committee of the Board of Directors, consisting entirely of outside directors whose current members are: Barclay (Chairman), Frazier and Carlson. The Audit Committee held two meetings during fiscal 2000. The Audit Committee reviews the adequacy of the structure of Bancorp's financial organization and the proper implementation of the financial and accounting policies of Bancorp. The Audit Committee also reviews with Bancorp's independent auditors the scope of the audit prior to its commencement and the results of the audit before the Annual Report to Stockholders is published. More specifically, the Audit Committee (a) reviews Bancorp's accounting and financial policies and procedures with emphasis on any major changes during the year, (b) reviews the results of the audit for significant items and inquires as to whether the independent auditors are completely satisfied with the audit results, discussing any recommendations and comments the auditors may have, (c) reviews the relationship between Bancorp's internal auditors and the independent auditors, the adequacy and utilization of the internal audit staff, and the utilization of the internal auditors to expedite the audit and minimize the audit fee, (d) ascertains the degree of cooperation of Bancorp's financial and accounting personnel with the outside auditors, and (e) recommends to Bancorp's Board of Directors the independent auditors for Bancorp and its subsidiaries. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

      The Compensation Committee, which consists solely of disinterested outside directors, is currently comprised of Directors Frazier (Chairman), Barclay and Carlson. The Compensation Committee is responsible for reviewing and evaluating executive compensation and administering the compensation and benefit programs of Bancorp and its subsidiaries. The Committee met two times in fiscal 2000. Bancorp's Compensation Committee's Report on Executive Compensation is set forth under "Executive Compensation."

      The Stock Option Committee is currently comprised of Directors Frazier (Chairman), Barclay and Carlson. The Committee held three meetings in fiscal 2000 and will meet as necessary to consider proposals for the granting of Incentive Stock Options and other awards to employees.

Audit Committee Matters

      Audit Committee Report. The Audit Committee of the Board of Directors of Bancorp has issued the following report with respect to the audited financial statements of Bancorp for the fiscal year ended December 31, 2000:

      o The Audit Committee has reviewed and discussed with Bancorp's management Bancorp's fiscal 2000 audited financial statements;

      o The Audit Committee has discussed with Bancorp's independent auditors (Baird, Kurtz and Dobson) the matters required to be discussed by Statement on Auditing Standards No. 61;

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Bancorp and its related entities) and has discussed with the auditors their independence from Bancorp; and

      o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

      Submitted by the Audit Committee of the Board of Directors of Bancorp:

                               William E. Barclay
                               Larry D. Frazier
                               Thomas J. Carlson

      Independence. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

      Audit Committee Charter. Bancorp has adopted a written audit committee charter. A copy of the charter is attached to this proxy statement as Appendix A.

Directors' Compensation

      Directors of Bancorp receive a monthly fee of $250, which is the only compensation paid to such directors by Bancorp. Directors of Great Southern receive a monthly fee of $1,250, except for William V. Turner, the Chairman of the Board of Directors, who receives a monthly fee of $1,650. The director of Great Southern Financial Corporation and Appraisal Services, Inc., who is William V. Turner, receives a monthly fee of $600 and $100, respectively, for his service on such boards. The directors of Great Southern Capital Management, Inc., who are William V. Turner, Joseph W. Turner and Michael P. Bennitt, receive no fee for their service on this board. The directors of Bancorp and its subsidiaries are not paid any fees for committee service and are not reimbursed for their costs in attending the Board of Directors or any committee meetings.

Board of Directors of Subsidiaries

      Bancorp, as sole stockholder, elects the directors of its subsidiaries. Currently, Thomas J. Carlson, William E. Barclay, Larry D. Frazier, William V. Turner, and Joseph W. Turner serve as directors of Great Southern. The directors of Bancorp's other subsidiaries are named above. The directors of Great Southern and Bancorp's other subsidiaries serve until their successors are elected and qualified, or as otherwise provided in the respective company's bylaws.

Indebtedness of Management and Transactions with Certain Related Persons

      Great Southern, like many financial institutions, has from time to time extended loans to its officers, directors and employees, generally for the financing of their personal residences, at favorable interest rates. Generally, residential loans have been granted at interest rates 1% above Great Southern's cost of funds, subject to annual adjustments. Other than the interest rate, these loans have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Great Southern to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Great Southern. Great Southern may also grant loans to officers, directors and employees, their related interest and their immediate family members in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons which, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.

      No directors, executive officers or their affiliates, had aggregate indebtedness to Great Southern on such below market rate loans exceeding $60,000 at any time since January 1, 2000 except as noted below.


                                                                         Largest Amount                  Interest
                                                                           Outstanding     Balance as    Rate at
      Name                    Position                    Date of Loan   Since 01/01/00   of 12/31/00    12/31/00      Type
      ----                    --------                    ------------   --------------   -----------    --------      ----
William V. Turner  Chairman of the Board of Bancorp and     08/25/95        $318,121       $312,349         6.33%   Home Mortgage
                   Great Southern

Joseph W. Turner   CEO and President of Bancorp and Great   08/31/00          56,277         56,277         9.50%   Home Equity Line
                   Southern                                 09/14/98         295,168        290,354         6.22%   Home Mortgage

Rex A. Copeland    Treasurer of Bancorp; Senior Vice        06/01/00         188,000        185,993         6.09%   Home Mortgage
                   President and CFO of Great Southern

Steven G. Mitchem  Senior Vice President and Chief          06/22/98         166,150        163,697         5.93%   Home Mortgage
                   Lending Officer of Great Southern

Larry A. Larimore  Secretary of Bancorp and Great           08/17/00         215,000        214,382         6.22%   Home Mortgage
                   Southern; Vice President of Great        08/12/98          18,837         17,753         9.50%   Home Equity Line
                   Southern

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the compensation of Joseph W. Turner, the President and Chief Executive Officer, and William V. Turner, the Chairman of the Board. No other executive officer earned a salary and bonus in excess of $100,000 for fiscal 2000.

                                                                                       Long-Term
                                                                                      Compensation
                                                    Annual Compensation                  Awards
                                  ------------------------------------------------    ------------         All Other
                                                                           Bonus         Options          Compensation
   Name and Principal Position       Year               Salary ($)(1)       ($)            (#)               ($)(2)
   ---------------------------       ----               -------------       ---            ---               ------
William V. Turner                 Fiscal 2000              226,494         120,000         7,500              6,960

  Chairman of the Board           Fiscal 1999              291,261         100,000         5,000              6,940

                                  Calendar 1998            317,122         215,000         5,000              2,914

                                  Fiscal June 1998         320,793         191,732         7,500              5,290

Joseph W. Turner                  Fiscal 2000              179,714         120,000         7,500              6,581

  Chief Executive Officer and     Fiscal 1999              148,451          50,000         5,000             14,062

  President                       Calendar 1998            143,803             ---         5,000              2,925

                                  Fiscal June 1998         145,000             ---         5,000              4,611

--------------------------------------------------------------------------------

(1) Includes directors' fees for Mr. W. Turner of $31,200 for Fiscal 2000, Fiscal 1999, Calendar 1998 and Fiscal June 1998 and for Mr. J. Turner of $18,000, $10,500 and $10,500 for Fiscal 2000, Fiscal 1999 and Calendar
      1998, respectively.
(2) Fiscal 2000 includes: (a) company matching contributions to Bancorp's 401(k) plan (Mr. W. Turner - $6,420 and Mr. J. Turner - $6,041) and (b) term life insurance premiums paid by Great Southern for the benefit of Mr.
      W. Turner - $540 and Mr. J. Turner - $540.

Option Grants During the Fiscal Year Ended December 31, 2000

      The following table sets forth options to acquire shares of Common Stock which were granted to the executive officers named in the Summary Compensation Table during fiscal 2000.

                              OPTIONS GRANTS IN FISCAL 2000

                                                                       Individual Grants
                               ---------------------------------------------------------------------------------------
                                                                                                          Potential
                                                                                                          Realizable
                                                                                                           Value at
                                                                                                            Assumed
                                                                                                          Annual Rate
                               Number of         % of Total                                                   of
                               Securities      Options Granted                                           Stock Price
                               Underlying           to All          Exercise or                          Appreciation
                              Granted Options    Employees in        Base Price                               for
Name                              (#)(1)         Fiscal 2000       ($ per share)      Expiration Date     Option Term
----                          --------------     -----------       -------------      ---------------     -----------
                                                                                                       5% ($)      10% ($)
                                                                                                       ------      -------
William V. Turner                 7,500               12.0%          $17.4284           9-20-2005      $20,948     $60,664

Joseph W. Turner                  7,500               12.0            17.4284           9-20-2005      $20,948     $60,664

---------------------------------------------  ---------------------------------------------------------------------------

(1) Shares for William V. Turner and Joseph W. Turner vest 25% per year after a one year holding period beginning on the date of the grant (September 20, 2000) and must be exercised within 5 years of the grant.

Option Exercises and Fiscal Year-End Values

      The following table sets forth all stock options exercised by the named executives during fiscal 2000 and the number and value of unexercised options held by such executive officers at December 31, 2000.

                                                                     Number of Securities                 Value of Unexercised
                                                                    Underlying Unexercised                In-the-Money Options
                                 Shares                         Options at Fiscal Year-End (#)         at Fiscal Year-End ($)(2)
                              Acquired on         Value         ------------------------------       ------------------------------
Name                          Exercise (#)   Realized ($)(1)    Exercisable      Unexercisable       Exercisable      Unexercisable
----                          ------------   ---------------    -----------      -------------       -----------      -------------
William V. Turner                  30,000         $98,445            39,375             15,625           $   ---            $  ---

Joseph W. Turner                   13,000          41,847            29,060             15,000            79,540               ---

-----------------------------------------------------------------------------------------------------------------------------------

(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) The value of unexercised options was calculated at a per share price of $15.625, based on the closing price of the Common Stock as reported on the Nasdaq National Market System on December 31, 2000, less the exercise price per share.

Employment Agreements

      William V. Turner and Joseph W. Turner (the "Employees") have entered into employment agreements with Great Southern (the "Employment Agreements"). The Employment Agreements provide for an annual base salary in an amount not less than the Employee's then-current salary and an initial term of five years with respect to Mr. W. Turner, and three years with respect to Mr. J. Turner. The Employment Agreements provide for an extension of one year, in addition to the then-remaining term, on each anniversary of the effective date of the agreements subject to the Board's discretion. The Employment Agreements provide that Great Southern may terminate the employment of any of the Employees for "cause," as defined in the Employment Agreements, at any time. The Employment Agreements also provide that in the event Great Southern chooses to terminate the employment of any of the Employees for reasons other than for cause, or in the event any of the Employees resigns from Great Southern upon the failure of the Great Southern Board of Directors to reelect any of the Employees to his current office or upon a material lessening of his functions, duties or responsibilities, such employee would be entitled to the payments owed for the remaining term of the agreement. If the employment of any of the Employees is terminated in connection with or within 12 months of a "change in control" of Great Southern or Bancorp, each of the Employees would be entitled to (i) a lump sum payment equal to 299% of the employee's base amount of compensation as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and (ii) continued payment of his salary under the applicable Employment Agreement for the term of the agreement. If Messrs. W. Turner and J. Turner had been entitled to the lump sum payments described in clause (i) of the preceding sentence as of December 31, 2000, such payments would have amounted to $1,306,888 and $430,716, respectively.

Benefits

      Pension Plan. Great Southern's employees are included in the Pentegra Retirement Fund, a multiple employer comprehensive pension plan. This noncontributory defined benefit retirement plan covers all employees who have met minimum service requirements.

      The following table illustrates annual pension benefits payable upon retirement, subject to limits established by federal law, based on various levels of compensation and years of service and assuming payment in the form of a straight-life annuity. Covered compensation includes all regular and overtime pay excluding bonuses and commissions. At December 31, 2000, Messrs. W. Turner and J. Turner had 25 and 8 years, respectively, of credited service under the pension plan. Since the pension plan is fully funded, there were no contributions during fiscal 2000 for Messrs. W. Turner and J. Turner.

                               PENSION PLAN TABLE

                                                                  Years of Service
            Average Annual               -----------------------------------------------------------------
         Covered Compensation               10                20                 30                40
         --------------------            ----------        ----------       -----------        -----------

         $ 50,000                          $10,000           $ 20,000          $ 30,000           $ 40,000

          100,000                           20,000             40,000            60,000             80,000

          150,000                           30,000             60,000            90,000            120,000

          200,000                           40,000             80,000           120,000            135,000(1)

          250,000                           50,000            100,000           135,000(1)         135,000(1)

          300,000                           60,000            120,000           135,000(1)         135,000(1)

          350,000                           70,000            135,000(1)        135,000(1)         135,000(1)

----------------

(1) The maximum retirement benefit currently permitted by federal law is $135,000 per year for this type of plan.

Report on Executive Compensation(1)

      General. The Compensation Committee (the "Committee") of Bancorp, which consists solely of disinterested outside directors, administers the compensation and benefit programs of Bancorp and its subsidiaries and determines the compensation of senior management. The Committee is responsible for setting and administering the policies which govern annual compensation. During fiscal 2000, the compensation of Great Southern's executive officers was based upon the recommendations of the Committee, consisting of Directors Barclay, Carlson and Frazier, whose recommendations were reviewed by the full Board of Directors. The Committee met two times during fiscal 2000.

      Historically, the compensation of executive officers at Great Southern was cash compensation based on levels of individual performance. As part of the conversion from a mutual thrift to a stock thrift in December 1989 (the "Conversion"), the Board of Directors of Bancorp adopted certain employment contracts, employment termination agreements and stock option plans in recognition of management's success in resolving problem assets and responding to the impact of adverse regulatory changes. Following the Conversion, the Committee focused its evaluation of executive compensation to include operating performance and the creation of stockholder value. The Committee recognizes that the stock form of ownership provides equity-based compensation opportunities, such as stock options, that create management incentives for increased earnings and stock appreciation. The Committee believes that these equity-based compensation programs are essential to attract, motivate and retain executives of outstanding abilities.

      During fiscal 2000, the Committee evaluated executive compensation with the intent of meeting the following objectives:

      --    maintain the financial strength, safety and soundness of Bancorp and
            Great Southern;
      --    reward and retain key personnel by compensating them at the middle to upper levels of compensation for comparable financial
            institutions;
      --    focus management on long term goals through long-term incentives;
      --    contain fixed costs by de-emphasizing fixed pay while emphasizing variable pay based on performance;
      --    provide fair, reasonable and competitive base salaries;
      --    provide the opportunity to earn additional compensation if Bancorp's stockholders experience long-term increases in the value of Bancorp stock; and
      --    emphasize long-term stock ownership of Bancorp stock by executive officers.

      In addition to base salary, annual bonus and stock options, the Committee also takes into account the full compensation package afforded by Bancorp to the individual, including pension benefits, supplemental retirement benefits, termination agreements, insurance and other benefits.

      Base Salaries. The Committee has reviewed the salary arrangements pursuant to employment contracts for the Chairman, and the President and Chief Executive Officer. These contracts reflect a base salary level commensurate with the duties and responsibilities of senior executives of a publicly held bank holding company. In establishing the base salary for Mr. W. Turner and Mr. J. Turner, the Committee considered the responsibilities of the Chairman and the President and Chief Executive Officer associated with the continued success of Bancorp since becoming a public company in 1989. For the other executive officers, the Committee took into account the responsibilities of the position and the experience level of the individual executive and the financial performance of Bancorp. The evaluation of individual performance is an inherently subjective process.

----------------

(1) The Bancorp Compensation Committee Report on Executive Compensation and the Stock Performance Graph included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, either as amended, notwithstanding the incorporation by reference of the Proxy Statement into any such filings.

      Bonus. Bancorp's Chairman, and the President and Chief Executive Officer are also eligible to receive an annual cash bonus based on the fiscal year performance of Great Southern. To determine the bonus, the Committee reviews actual financial performance based on levels of return on equity, return on assets, peer comparisons and overall financial results of Bancorp. Payment of any incentive compensation thereunder is subject to compliance with all applicable capital requirements and conditions and qualifications established by the Board of Directors. The current bonus plan is one-half percent and one-half percent, respectively, for Messrs. W. Turner and J. Turner of pre-tax fiscal year net income of Bancorp.

      In fiscal 2000, Mr. W. Turner and Mr. J. Turner were awarded bonuses of $120,000 and $120,000, respectively, compared to bonuses of $100,000 and $50,000 in fiscal 1999.

      Option Plans. In 1989, Bancorp's stockholders approved Bancorp's 1989 Stock Option Plan and in 1997 Bancorp's stockholders approved Bancorp's 1997 Stock Option Plan. Both are an integral part of the executive compensation program. The plans are designed to encourage ownership and retention of Bancorp's stock by key employees as well as non-employee members of the Board of Directors. Through the stock options available under the plans, the objective of aligning key employees' long-range interest with those of stockholders may be met by providing key employees with the opportunity to build, through the achievement of corporate goals, a meaningful stake in Bancorp. The Stock Option Committee, consisting of Directors Frazier, Barclay and Carlson, considers additional options each year as needed to attract and retain employees. The Stock Option Committee, with the approval of the Board of Directors, awarded the following options in fiscal 2000: William V. Turner - 7,500 and Joseph W. Turner
- 7,500. Further details about the options granted in fiscal 2000 can be found under the table "Option Grants in Fiscal 2000."

Dated as of January 17, 2001
Compensation Committee

       WILLIAM E. BARCLAY    THOMAS J. CARLSON     LARRY D. FRAZIER

Stock Performance Graph

      The following graph compares the cumulative total stockholder return on the Common Stock to the cumulative total returns of the Nasdaq U.S. Stock Index and the Nasdaq Financial Stocks Index for the period from June 30, 1995 through December 30, 2000. The graph assumes that $100 was invested in the Common Stock on June 30, 1995 and that all dividends were reinvested.

                     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                       [STOCK PERFORMANCE GRAPH OMITTED]

                             6/95   6/96    6/97    6/98   12/98   12/99  12/00

GSBC                         $100  147.28  177.00  284.17 272.88  254.10  185.62
Nasdaq US Companies          $100  128.38  156.13  205.52 240.99  447.88  269.53
Nasdaq Financial             $100  130.20  190.69  248.09 233.26  231.72  253.22

                  PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

      The following table sets forth certain information, as of the Record Date as to those persons believed by management of Bancorp to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Persons, legal or natural, and groups beneficially owning in excess of five percent of the Common Stock are required to file certain reports regarding such ownership with Bancorp and with the United States Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Where appropriate, historical information set forth below is based on the most recent Schedule 13D or 13G filed on behalf of such person with Bancorp. Other than those persons listed below, management is not aware of any person or group that owns more than five percent of the Common Stock as of the Record Date.

                                               Amount and
                                               Nature of
     Name and Address                          Beneficial          Percent of
     of Beneficial Owner                      Ownership(1)          Class(2)
     -------------------                      ------------          --------

     William V. Turner                         1,046,701(3)            15.09%
     Ann S. Turner
     Turner Family Limited Partnership
     Turner Family Foundation
     925 St. Andrews Circle
     Springfield, MO 65809

     Robert M. Mahoney                           486,184(4)             7.05
     Joyce B. Mahoney
     Tri-States Company
     4940 S. Farm Road 189
     Suite 500
     Rogersville, MO 65742

     Earl A. Steinert, Jr.                       460,500(5)             6.68
     1736 E. Sunshine
     Springfield, MO 65804

--------------------

(1) Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2) The percentage ownership is based on the number of shares outstanding as of the Record Date.
(3) Under Rule 13d-3 under the Exchange Act, share amounts shown for Bancorp's officers and directors include shares that they may acquire upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of such date. This figure includes 39,375 shares which may be acquired through option exercises by William V. Turner. This figure also includes 35,368 shares held in various capacities by Ann S. Turner, Mr. W. Turner's wife, which Mr. W. Turner may be deemed to beneficially own, 14,826 shares held by the Turner Family Foundation which Mr. and Mrs. Turner may be deemed to beneficially own and 783,012 shares held by the Turner Family Limited Partnership which Mr. and Mrs. W. Turner may be deemed to beneficially own. Mr. W. Turner disclaims beneficial ownership as to shares beneficially owned by Ann S. Turner and the Turner Family Foundation, and 258,678 shares owned by the Turner Family Limited Partnership. This figure also includes 174,120 shares held in various capacities by William V. Turner, Mrs. Turner's husband, which Mrs. Turner may be deemed to beneficially own. Mrs. Turner disclaims beneficial ownership as to shares beneficially owned by William V. Turner, and 258,678 shares owned by the Turner Family Limited Partnership.
(4) As reported by Robert M. Mahoney, Joyce B. Mahoney and Tri-States Service Company in a Schedule 13D filed on July 3, 1997. The Schedule 13D was a joint filing pursuant to Rule 13d-1(k)(1) of the Exchange Act. Joyce B. Mahoney and Tri-States Service Company disclaim beneficial ownership as to all shares. Robert M. Mahoney reported sole voting and dispositive power as to all shares.

(5) As reported by Earl A. Steinert, Jr. in a Schedule 13D filed on March 13, 1997. Earl A. Steinert, Jr. reported sole voting and dispositive power as to 391,500 shares and shared voting and dispositive power as to 69,000 shares. The 69,000 shares include 54,000 shares held by Earl A. Steinert, Jr. Trustee of the Earl A. Steinert Trust II and 15,000 shares held by Dorothy E. Steinert, Earl A. Steinert and Barbara Lee Stole, Joint Tenants. Earl A. Steinert, Jr. disclaims beneficial ownership as to these 69,000 shares.

Stock Ownership of Management

      The following table sets forth information, as of the Record Date, as to shares of Common Stock beneficially owned by the directors and nominees named under "Election of Directors" and "The Board of Directors" above, the executive officers named in the Summary Compensation Table above, and the directors and all executive officers of Bancorp as a group. Each beneficial owner listed has sole voting and dispositive power with respect to the shares of Common Stock reported, except as otherwise indicated.

                                                     Amount and
                                                      Nature of
                                                     Beneficial       Percent of
                   Name                              Ownership(1)      Class(2)
                   ----                              ------------      --------

           William V. Turner                         1,046,701(3)      15.09%
           Larry D. Frazier                             62,500           .91
           Joseph W. Turner                             55,505(4)        .80
           William E. Barclay                            8,048(5)        .12
           Thomas J. Carlson                             1,500           .02
           Directors and Executive Officers
             as a Group (9 persons)                  1,213,265(6)      17.41

---------------

(1) Under Rule 13d-3 the Exchange Act, share amounts shown for Bancorp's officers and directors include shares that they may acquire upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of such date. Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2) The percentage ownership is based on the number of shares outstanding as of the Record Date.
(3) For a detailed discussion of the nature of Mr. W. Turner's ownership, see Footnote 3 to the table of beneficial owners set out above.
(4) This figure includes 29,060 shares that may be acquired through option exercises.
(5) Mr. Barclay shares voting and dispositive power with his spouse with respect to all shares.
(6) The figure includes an aggregate of 71,336 shares that may be acquired through option exercises by all directors and executive officers as a group.

                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS

      Bancorp's and its subsidiaries' independent auditors for the fiscal year ended December 31, 2000 were Baird, Kurtz and Dobson. Bancorp's Board of Directors, upon the recommendation of its Audit Committee, has selected Baird, Kurtz and Dobson to continue as independent auditors for Bancorp and its subsidiaries for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the stockholders. A representative of Baird, Kurtz and Dobson is expected to attend the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if desired.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BAIRD, KURTZ AND DOBSON AS THE INDEPENDENT AUDITORS OF BANCORP.

      Audit Fees. The aggregate fees billed to Bancorp by Baird, Kurtz and Dobson for professional services rendered for the audit of Bancorp's financial statements for fiscal 2000 and the reviews of the financial statements included in Bancorp's Forms 10-Q for that year were $175,000.

      Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to Bancorp by Baird, Kurtz and Dobson for fiscal 2000.

      All Other Fees. Other than audit fees, the aggregate fees billed to Bancorp by Baird, Kurtz and Dobson for fiscal 2000 were $128,585.

      The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal 2000 by Baird, Kurtz and Dobson, the principal independent auditors, is compatible with maintaining the principal auditors' independence.


      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires Bancorp's directors, certain of its officers and persons who own more than ten percent of the Common Stock, to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and to furnish Bancorp with copies of all such ownership reports. Based solely on Bancorp's review of the copies of such ownership reports furnished to Bancorp, and written representations relative to the filing of certain forms, Bancorp is aware of three late filings for Ann S. Turner for one transaction in June 1998, one transaction in June 1999 and one transaction in September 2000, four late filings for Joseph W. Turner for one transaction in October 1999, one transaction in December 1999, one transaction in September 2000 and one transaction in December 2000, three late filing for William V. Turner for one transaction in June 1998, one transaction in June 1999 and one transaction in September 2000, one late filing for Steven G. Mitchem for one transaction in September 2000, one late filing for Rex A. Copeland for one transaction in September 2000, two late filings for Douglas W. Marrs for one transaction in September 2000 and one transaction in April 2000 and two late filings for Larry A. Larimore for one transaction in April 2000 and one transaction in July 2000.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at Bancorp's next annual meeting must be received by the Secretary of Bancorp at the executive office of Bancorp, located at 1451 E. Battlefield Springfield, Missouri 65804, no later than December 3, 2001 to be eligible for inclusion in Bancorp's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in Bancorp's proxy materials), Bancorp's Certificate of Incorporation and Bylaws and Delaware law.

      To be considered for presentation at the next annual meeting, but not for inclusion in Bancorp's proxy statement and form of proxy for that meeting, proposals must be received at the executive office of Bancorp by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next annual meeting. However, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If a stockholder proposal that is received by Bancorp after the Deadline is voted on at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in Bancorp's proxy statement for the next annual meeting.

                                  OTHER MATTERS

      The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the proposals discussed in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the holders of the proxies to vote the shares represented thereby on such matters in accordance with their best judgment.

      A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY OF BANCORP, AT GREAT SOUTHERN BANCORP, INC., 1451 E. BATTLEFIELD, SPRINGFIELD, MISSOURI 65804. THE COMPANY WILL ALSO FURNISH TO SUCH STOCKHOLDERS A COPY OF ANY EXHIBIT TO THE FORM 10-K UPON WRITTEN REQUEST TO THE SECRETARY AT THE ABOVE ADDRESS AND THE PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S).

                                        By Order of the Board of Directors

                                        /s/ Larry Larimore

                                        Larry Larimore, Secretary

Springfield, Missouri
April 2, 2001

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                          GREAT SOUTHERN BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

      The audit committee shall be composed of at least three directors who are independent of the Company and management and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member. In addition, the members of the audit committee shall be able to read and understand financial statements, or shall become able to do so within a reasonable period of time.

Objective of the Audit Committee

      The audit committee shall assist the Board of Directors in fulfilling its responsibility to the stockholders, potential stockholders, and the investment community, relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Specific Responsibilities of the Audit Committee

      In fulfilling its objective, the audit committee shall have responsibility with respect to:

The Company's Risks and Control Environment:

      To review management's overview of the risks, policies, procedures, and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company's controls in areas representing significant financial and business risks;

      To establish, review, and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant Company procedures is being achieved;

      To review, with the Company's counsel, legal matters, including litigation, compliance with securities trading policies, the foreign corrupt practices act and other laws having a significant impact on the Company's business or its financial statements; and

      To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate.

The Hiring and Firing of and Relationship with the Independent Accountants:

      To participate, on behalf of the Board of Directors, in the process by which the Company selects the independent accountants to audit the Company's financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of independent accountants to the Board of Directors;

      To have an open line of communication with the independent accountants, who shall have ultimate accountability to the Board of Directors and the audit committee;

      To approve the fees and other compensation paid to the independent accountants; and

      To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1, as modified or supplemented, and discuss with the Board of Directors any relationships that may adversely affect the independence of the independent accountants.

The Financial Reporting Process:

      To meet with the independent accountants and the management of the Company with respect to major changes to the Company's auditing and accounting principles;

      To meet with the independent accountants and the management of the Company together and with the independent accountants separately (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of application of the Company's accounting policies and the clarity, consistency, and completeness of the Company's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures of the Company, (iii) any other results of the audit, including any comment or recommendation, and (iv) the views of the independent accountants with respect to the financial, accounting, and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

      To review and discuss with the independent accountants and the management of the Company the Company's financial results before they are made public. In general, the chairman of the audit committee may represent the entire committee with respect to the review and discussions about interim financial results; and

      To review other reports submitted by the Company to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants;

The Internal Audit Process:

      To review, assess and approve the Company's internal audit policy and procedures;

      To meet with the internal auditor regularly to approve the internal audit plan for the year, discuss any changes to, and the implementation of, that plan, the coordination of the internal audits with the audit by the independent accountants, and the results of the internal audits;

      To review the regular internal reports to management prepared by the internal audit department and management's responses thereto;

      To meet with the internal auditor, the management and the independent accountants together and with the internal auditor separately to discuss
      (a) the integrity of the Company's internal and external financial reporting processes and any proposed changes or improvements in financial or accounting practices and the implementation of such changes or improvements that have been approved by the audit committee; (b) any disagreements among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements; and (c) any concerns of the internal audit department; and

      To review the independence, authority, qualifications, activities and organizational structure of the internal audit department; and

Other Responsibilities of the Audit Committee:

      To review and update periodically the charter for the audit committee;

      To review, assess, and approve or disapprove conflicts of interest and related-party transactions;

      To review accounting and human resources and succession planning within the Company;

      To meet at least quarterly, or more frequently as circumstances dictate;

      To report to the Board of Directors the matters discussed at each committee meeting;

      To assess the performance of the audit committee members through a self-assessment process, led by the chairman of the committee; and

      To keep an open line of communication with management, the internal audit department, the independent accountants, and the Board of Directors.

                                      PROXY
                          GREAT SOUTHERN BANCORP, INC.

                    |X| PLEASE MARK VOTES AS IN THIS EXAMPLE

                   ANNUAL MEETING OF STOCKHOLDERS MAY 2, 2001

      The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value, of Great Southern Bancorp, Inc. ("Bancorp") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bancorp for the fiscal year ended December 31, 2000 (the "Annual Meeting") and appoints the official proxy committee of Bancorp, consisting of Joseph W. Turner, William E. Barclay and Larry D. Frazier, each with full power of substitution, to act as attorneys-in-fact for the undersigned for the purpose of voting such stock at the Annual Meeting, to be held at Missouri Southern State College, Mills Anderson Justice Center Auditorium, 3950 E. Newman Road, Joplin, Missouri on May 2, 2001, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present as follows:

                                    For          Withhold
1.The election of one director:

WILLIAM V. TURNER                   |_|             |_|

                                    For          Against        Abstain
2. The ratification of the
selection of Baird, Kurtz
and Dobson as independent
auditors for the year               |_|             |_|           |_|
ending December 31, 2001.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.       |_|

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

      The Board of Directors recommends a vote "for" each of the listed proposals.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      This Proxy may be revoked in the manner described in the Proxy Statement dated April 2, 2001. The undersigned acknowledges receipt from Bancorp, prior to the execution of this proxy, of the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2000.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                                             -------------------
      Please be sure to sign and date         Date
       this Proxy in the box below.

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      Stockholder sign above    Co-holder (if any) sign above
-------                     ----                        --------




                          GREAT SOUTHERN BANCORP, INC.

                               PLEASE ACT PROMPTLY
               COMPLETE, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

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